                            SCHEDULE 14A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [ ]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                            CAPITAL PROPERTIES, INC.
              (Name of Registrant as Specified In Its Charter)

                            CAPITAL PROPERTIES, INC.
                  (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                            CAPITAL PROPERTIES, INC.

                                 100 DEXTER ROAD
                       EAST PROVIDENCE, RHODE ISLAND 02914


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                 APRIL 23, 2002


PLEASE TAKE NOTICE that the 2002 annual meeting of shareholders of Capital Properties, Inc. (the Company) will be held at the offices of Hinckley, Allen and Snyder LLP, 1500 Fleet Center in Providence, Rhode Island, on Tuesday, April 23, 2002 at 2:00 o'clock P.M., local time, for the following purposes:


          (1) To elect five directors to serve for a term of one year until their successors are duly elected and qualified;

          (2) To ratify the appointment of Lefkowitz, Garfinkel, Champi & DeRienzo P.C. as independent auditors of the accounts of the Company for 2002; and

          (3) To transact such other business, if any, as may properly come before the meeting or any adjournment or adjournments thereof.

Holders of record of the common stock on the books of the Company as of the close of business on March 1, 2002 will be entitled to vote.

                                      By Order of the Board of Directors


                                      STEPHEN J. CARLOTTI
                                      Secretary


East Providence, Rhode Island
March 22, 2002

Kindly fill in, date and sign the enclosed proxy and promptly return it in the enclosed addressed envelope, which requires no postage if mailed in the United States. If you are personally present at the meeting, the proxy will not be used without your consent.

                            CAPITAL PROPERTIES, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 23, 2002

                     SOLICITATION AND REVOCATION OF PROXIES


The accompanying proxy is solicited by the Board of Directors of Capital Properties, Inc. (the Company), in connection with the annual meeting of shareholders to be held April 23, 2002. The Company will bear the cost of such solicitation. It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company at nominal cost. The Company may reimburse brokerage houses and other custodians, nominees and fiduciaries holding stock for others in their names, or in those of their nominees, for their reasonable out-of-pocket expenses in sending proxy materials to their principals or beneficial owners and obtaining their proxies. Any shareholder giving a proxy has the power to revoke it at any time prior to its exercise, but the revocation of a proxy will not be effective until notice thereof has been given to the Secretary of the Company. Notice of revocation may be delivered in writing to the Secretary prior to the meeting or may be transmitted orally to the Secretary at the meeting. Every properly signed proxy will be voted in accordance with the specifications made thereon.

This proxy statement and the accompanying proxy are expected to be first sent to shareholders on or about March 22, 2002.


                                VOTING AT MEETING

Only shareholders of record at the close of business on March 1, 2002, will be entitled to vote at the meeting. Under the Company's articles of incorporation, as amended, each shareholder has one vote for every share of common stock owned. On the record date, there were 3,000,000 shares of Class A Common Stock and 299,956 shares of Class B Common Stock of the Company outstanding. There were no other outstanding securities of the Company entitled to vote.

The directors will be elected in each case by vote of the holders of a majority of the shares present or represented at the meeting.

Shares represented by proxies which are marked "withhold authority" with respect to the election of any particular nominee for director, "abstain" with respect to the approval of independent auditors, or to deny discretionary authority on any other matters will be counted as shares present and entitled to vote, and accordingly any such marking of a proxy will have the same effect as a vote against the proposal to which it relates. Brokers who hold shares in street name may lack authority to vote such shares on certain items, absent specific instructions from their customers. Shares subject to such "broker non-votes" will not be treated as shares entitled to vote on the matters to which they relate and therefore will be treated as not present at the meeting for those purposes, but otherwise will have no effect on the outcome of the voting on such matters. It is not presently anticipated that any matter which might be the subject of a "broker non-vote" will come before the annual meeting.



                              ELECTION OF DIRECTORS

At the annual meeting, five directors are to be elected to hold office until the next annual meeting and until their respective successors are elected and qualified. The proxies named in the accompanying proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed, for the election to the Board of Directors of the persons named below, all of whom are now directors of the Company. Certain information concerning such nominees is set forth below:

                                        PRINCIPAL OCCUPATION                                           DIRECTOR
NAME AND AGE                            DURING PAST FIVE YEARS                                           SINCE
------------                            ----------------------                                         --------
Ronald P. Chrzanowski (59)............  President of the Company, January 1, 1998                        1998
                                        to present; Vice President of the Company,
                                        November 12, 1997 to December 31, 1997;
                                        Vice President of Providence and Worcester
                                        Railroad Company, 1983-1997

Robert H. Eder (69)...................  Chairman of the Company, June 30, 1995                           1995
                                        to present; Chairman, Providence and
                                        Worcester Railroad Company, 1983 to present

Harold J. Harris (73).................  President, Wm. H. Harris, Inc. (Retailer)                        1995

Harris N. Rosen (69)..................  Consultant and Mediator; Executive Director,                     2001
                                        Jewish Federation of Rhode Island, July to
                                        October 2000; President, E. Rosen Company,
                                        f/k/a School House Candy Company, 1956-1998
                                        (E. Rosen Company was petitioned into receiver-
                                        ship in the State of Rhode Island on July 31, 1998)

Henry S. Woodbridge, Jr. (73).........  Consultant                                                       1990

Mr. Eder is also a director of Providence and Worcester Railroad Company. Mr. Harris is also a director of The Fairchild Corporation.

The Board of Directors has an Audit Committee and a Compensation Committee both currently comprised of Messrs. Harris, Rosen and Woodbridge. The Audit Committee is responsible for overseeing the establishment and maintenance of an effective financial control environment for the Company, for overseeing procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Compensation Committee is responsible for recommending to the full Board of Directors appropriate compensation levels for all officers of the Company. The Board does not have a nominating committee or a committee performing a similar function.

During the fiscal year ended December 31, 2001, the Board of Directors held four meetings, the Audit Committee held four meetings and the Compensation Committee held one meeting.

Directors, other than directors who are employed by the Company, received a fee of $750 for attendance at each meeting of the Board of Directors, together with related transportation and living expenses. Each member of the Audit Committee and Compensation Committee received $250 for each attended meeting of that committee.

                             EXECUTIVE COMPENSATION

The following table summarizes the compensation paid or accrued by the Company during the three-year period ended December 31, 2001, to each of its executive officers who earned more than $100,000 in salary and bonus in 2001, for services rendered in all capacities to the Company during 2001.

                           SUMMARY COMPENSATION TABLE

                               ANNUAL COMPENSATION

NAME AND PRINCIPAL                                                                ALL OTHER
POSITION                                  YEAR               SALARY             COMPENSATION(1)
--------------------------------          ----              --------            ---------------
Robert H. Eder, Chairman                  2001              $164,789                $  -0-
                                          2000               159,185                   -0-
                                          1999               155,000                   -0-

Ronald P. Chrzanowski,                    2001               159,473                 11,960
President                                 2000               154,050                 11,554
                                          1999               150,000                 11,250

Barbara J. Dreyer, Treasurer              2001               126,515                  9,489
                                          2000               122,213                  9,166
                                          1999               118,166                  8,862

(1) Amounts paid directly to the retirement accounts of employees under the Company's simplified employee pension plan.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

On March 1, 2002, to the best of the Company's knowledge, no person (including any "group", as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) was the beneficial owner of more than five per cent of the Company's outstanding common stock, $.01 par value, except as follows:

                                                          CLASS A                           CLASS B
                                               --------------------------         --------------------------
                                               NUMBER OF        PERCENT           NUMBER OF        PERCENT
     NAME AND ADDRESS                          SHARES HELD      OF CLASS          SHARES HELD      OF CLASS
     ----------------                          -----------      --------          -----------      --------

     Robert H. Eder and Linda Eder              1,569,738(1)       52.3%            156,972(1)        52.3%
     2441 S.E. Bahia Way
     Stuart, Florida 34996

     Lance S. Gad                                 173,680           5.8%             17,368            5.8%
     1250 Fence Row Drive
     Fairfield, Connecticut 06430


The following table reflects as of March 1, 2002, the beneficial ownership of shares of Class A Common Stock and Class B Common Stock of the Company by directors, nominees for director and officers of the Company, all shares being owned directly except as otherwise noted:

                                                         CLASS A                            CLASS B
                                               --------------------------         --------------------------
     NAME OF INDIVIDUAL OR                     NUMBER OF        PERCENT           NUMBER OF        PERCENT
     IDENTIFICATION OF GROUP                   SHARES HELD      OF CLASS          SHARES HELD      OF CLASS
     -----------------------                   -----------      --------          -----------      --------

     Ronald P. Chrzanowski................           3,000         *                      300          *
     Barbara J. Dreyer....................           6,000         *                      600          *
     Robert H. Eder.......................       1,569,738(2)    52.3%                156,972(3)     52.3%
     Harold J. Harris.....................          11,000(4)      *                    1,100(5)       *
     Harris N. Rosen......................             600         *                       60          *
     Henry S. Woodbridge, Jr..............           6,000         *                      600          *
     All seven directors and officers
          as a group......................       1,596,438       53.2%                159,642        53.2%

 *  Less than 1%
(1) Robert H. Eder and Linda Eder are husband and wife, and each holds 784,869 shares of Class A Common Stock directly and 78,486 shares of Class B Common Stock directly.
(2) Includes 784,869 shares Class A Common Stock held by his wife, Linda Eder.
(3) Includes 78,486 shares Class B Common Stock held by his wife, Linda Eder.
(4) Includes 1,000 shares Class A Common Stock held by his wife in her name.
(5) Includes 100 shares Class B Common Stock held by his wife in her name.

                             AUDIT COMMITTEE REPORT

The Audit Committee is composed of three directors, all of whom are independent as defined by the American Stock Exchange listing standards. The Audit Committee operates under a written charter first adopted and approved by the Board of Directors on July 25, 1995. A copy of the Audit Committee Charter is attached to the Proxy Statement as Appendix A.

Management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be engaged as the Company's independent auditors. Additionally, and as appropriate, the Audit Committee reviews and evaluates, and discusses and consults with the Company's management and independent auditors regarding the scope of the audit plan, the results of the audit, the Company's financial statement disclosure documents, the adequacy and effectiveness of the Company's accounting and financial controls and changes in accounting principles.

In connection with these responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements with management and the Company's independent auditors, Lefkowitz, Garfinkel, Champi & DeRienzo P.C. The Audit Committee also discussed with such firm the matters required by Statement on Auditing Standards No. 61. The Audit Committee received from Lefkowitz, Garfinkel, Champi & DeRienzo P.C. written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee discussed this information with Lefkowitz, Garfinkel, Champi & DeRienzo P.C. and also considered the compatibility of non-audit services provided by such firm with its independence. Based on the review of the audited consolidated financial statements and these various discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB, to be filed with the SEC.

Audit Committee: Henry S. Woodbridge, Jr., Chairman, Harold J. Harris and Harris N. Rosen.


                         INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has recommended that Lefkowitz, Garfinkel, Champi & DeRienzo P.C., who acted as independent auditors of the accounts of the Company for 2001, be appointed as independent auditors of the accounts of the Company for the year 2002 subject to ratification by the shareholders. The Company has recently been advised by Lefkowitz, Garfinkel, Champi & DeRienzo P.C. that they have no direct financial interest or any material indirect financial interest in the Company, nor have they had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

It is expected that a representative of Lefkowitz, Garfinkel, Champi & DeRienzo P.C. will be present at the annual meeting and will be provided the opportunity to make a statement if she so desires and that such representative will be available to respond to appropriate questions.

AUDIT FEES. The aggregate fees billed or to be billed by Lefkowitz, Garfinkel, Champi & DeRienzo P.C. for professional services rendered for the audit of the Company's annual financial statements and the reviews of interim financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal year ended December 31, 2001 total approximately $61,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The aggregate fees billed by Lefkowitz, Garfinkel, Champi & DeRienzo P.C. for professional services rendered to the Company during 2001 for financial information systems design and implementation were $11,119.

ALL OTHER FEES. The aggregate fees billed by Lefkowitz, Garfinkel, Champi & DeRienzo P.C. for non-audit services rendered during 2001 were $34,382. These services were principally for tax return preparation and planning.

The Audit Committee has determined that the provision of such services is compatible with maintaining Lefkowitz, Garfinkel, Champi & DeRienzo P.C.'s independence.

The Audit Committee and the Board of Directors recommend the shareholders vote "FOR" such ratification.


                              FINANCIAL STATEMENTS

A copy of the annual report of the Company for the year ended December 31, 2001 is enclosed. Such report is not part of this proxy statement.


                             ADDITIONAL INFORMATION

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH SHAREHOLDER ENTITLED TO VOTE AT THE 2002 ANNUAL MEETING, ON THE WRITTEN REQUEST OF ANY SUCH SHAREHOLDER, A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB FOR THE YEAR 2001. Requests for copies of such report should be addressed to the Company at 100 Dexter Road, East Providence, Rhode Island 02914,
Attention: Treasurer.

                        PROPOSALS FOR 2003 ANNUAL MEETING

The 2003 annual meeting of the shareholders of the Company is scheduled to be held April 29, 2003. If a shareholder intending to present a proposal at that meeting wishes to have a proper proposal included in the Company's proxy statement and form of proxy relating to the meeting, the shareholder must submit the proposal to the Company not later than November 22, 2002.


                                  OTHER MATTERS

No business other than that set forth in the attached Notice of Meeting is expected to come before the annual meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company. In the event any of the nominees for the office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for other persons in their place in what they consider the best interests of the Company.

                                         By Order of the Board of Directors


                                         STEPHEN J. CARLOTTI
                                         Secretary




Dated March 22, 2002

                                   APPENDIX A

                            CAPITAL PROPERTIES, INC.
                           CHARTER OF AUDIT COMMITTEE

1.   ORGANIZATION

     The Audit Committee (the Committee) of Capital Properties, Inc. (the Company) shall be appointed by the Board of Directors of the Company. The Committee shall be composed of directors who are independent of the management of the Company and are free of any relationship which, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as members of the Committee.

     All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member shall have an accounting or related financial management expertise.

2.   STATEMENT OF POLICY

     The Committee shall provide assistance to the directors of the company in fulfilling their responsibilities to the shareholders and investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of the financial reports of the Company. In so doing, the Committee shall maintain free and open means of communication between the directors, the Company's independent auditors, and the financial management of the Company.

3.   RESPONSIBILITIES

     The Committee shall have responsibility for overseeing the establishment and maintenance of an effective financial control environment for the Company, for overseeing procedures for evaluating the system of internal accounting control, and for evaluating audit performance. The Committee shall report on its actions to the full Board of Directors at each regular quarterly meeting and at the annual meeting of the Board of Directors.

     In carrying out the foregoing responsibilities, the Committee shall

          (a) Review and recommend to the Board of Directors the independent auditors to be selected, subject to shareholder approval, to audit the financial statements of the Company and its subsidiaries, and to review the performance of the independent auditor and approve any discharge, removal or replacement of the independent auditor.

          (b) Meet with the independent auditors and the financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

          (c) Review with the independent auditors and the Company's financial and accounting personnel, the adequacy and effectiveness of the internal accounting and financial controls of the Company, and solicit from the independent auditors any recommendations for the improvement of such internal control procedures. Particular emphasis shall be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

          (d) Review the internal audit functions of the Company, the proposed audit plans for the current year and the coordination of such plans with the independent auditors.

          (e) Review with management and the independent auditors the financial statements proposed to be contained in the annual report to shareholders to determine that the independent auditors are satisfied with the disclosure and content of such financial statements, and review any changes from prior years in accounting principles applied in the preparation of such financial statements.

          (f) Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed at such meetings are the independent auditors' evaluation of the Company's financial and accounting personnel and the cooperation received by the independent auditors during the course of the audit.

          (g) Cause minutes of all meetings of the Committee to be kept and to submit the minutes of each Committee meeting to the Board of Directors.

          (h) Investigate any matter brought to the Committee's attention within the scope of its responsibilities, with the power to retain outside counsel for this purpose if, in its judgment, such retention is appropriate.

          (i) Take such other actions as it deems necessary or appropriate from time to time.

          (j)  Review and update this Charter at least annually.

                            CAPITAL PROPERTIES, INC.
                           CLASS A COMMON STOCK PROXY
                ANNUAL MEETING OF SHAREHOLDERS -- APRIL 23, 2002

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, whose signature appears on the reverse side of this proxy, hereby appoints Robert H. Eder and Stephen J. Carlotti, or either of them, each with full power of substitution, acting jointly or singly if only one be present and acting, with all the powers the undersigned would possess if personally present, to vote the Class A Common Stock of Capital Properties, Inc. held of record by the undersigned on March 1, 2002 at the annual meeting of shareholders to be held on April 23, 2002 in Providence, Rhode Island, and at any adjournments thereof, as follows:

1. ELECTION OF DIRECTORS:

   FOR all nominees listed below                  WITHHOLD  AUTHORITY to vote
   except as marked to the                        for all nominees listed
   contrary below _______                         below ______

   R. P. Chrzanowski, R. H. Eder, H. J. Harris, H. N. Rosen and
   H. S. Woodbridge, Jr.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

________________________________________________________________________________

2. PROPOSAL TO APPROVE THE APPOINTMENT OF LEFKOWITZ, GARFINKEL, CHAMPI & DERIENZO P.C. as independent public accountants of the Company for 2002.

     _____FOR                 _____AGAINST                     _____ABSTAIN

3. In their discretion, upon such other matters as may properly come before the meeting.

   This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

                     PLEASE SIGN, DATE AND RETURN THIS PROXY

(Sign exactly as your names appear hereon. When signing           Signed______________________
as attorney, executor, administrator, trustee, guardian or        ____________________________
in a corporate capacity, please give full title as such.
In case of joint tenants or multiple owners, each party           Dated__________________ 2002
must sign.)

                            CAPITAL PROPERTIES, INC.
                           CLASS B COMMON STOCK PROXY
                ANNUAL MEETING OF SHAREHOLDERS -- APRIL 23, 2002

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, whose signature appears on the reverse side of this proxy, hereby appoints Robert H. Eder and Stephen J. Carlotti, or either of them, each with full power of substitution, acting jointly or singly if only one be present and acting, with all the powers the undersigned would possess if personally present, to vote the Class B Common Stock of Capital Properties, Inc. held of record by the undersigned on March 1, 2002 at the annual meeting of shareholders to be held on April 23, 2002 in Providence, Rhode Island, and at any adjournments thereof, as follows:

1. ELECTION OF DIRECTORS:

   FOR all nominees listed below                  WITHHOLD  AUTHORITY to vote
   except as marked to the                        for all nominees listed
   contrary below _______                         below ______

   R. P. Chrzanowski, R. H. Eder, H. J. Harris, H. N. Rosen and
   H. S. Woodbridge, Jr.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

________________________________________________________________________________

2. PROPOSAL TO APPROVE THE APPOINTMENT OF LEFKOWITZ, GARFINKEL, CHAMPI & DERIENZO P.C. as independent public accountants of the Company for 2002.

    _____FOR                _____AGAINST                    _____ABSTAIN

3. In their discretion, upon such other matters as may properly come before the meeting.

   This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

                     PLEASE SIGN, DATE AND RETURN THIS PROXY

(Sign exactly as your names appear hereon. When signing           Signed______________________
as attorney, executor, administrator, trustee, guardian or        ____________________________
in a corporate capacity, please give full title as such.
In case of joint tenants or multiple owners, each party           Dated__________________ 2002
must sign.)